Exhibit 99.1

Versus Systems Executes Definitive Agreement with Drinkfinger to Power Global Beverage Engagement Network

Technology and QR-Driven Experiences to Transform In-Venue Consumer Interaction Across Key Markets

MIAMI, FLORIDA – December 23, 2025 – Versus Systems Inc. (“Versus” or the “Company”) (Nasdaq: VS) today announced it has executed a definitive agreement with Drinkfinger Enterprises Ltd. (“Drinkfinger”) to launch large-scale technology-enabled campaigns and interactive fan experiences across Brazil, the United States, the United Kingdom, and select international markets.

The collaboration will integrate Drinkfinger’s physical beverage accessory platform with Versus’ QR-enabled engagement technology, creating a physical-to-digital engagement system, to unlock branded digital content, instant games, fan competitions, sponsor rewards, quizzes, and social-sharing opportunities directly from consumer products. The collaboration establishes a repeatable activation framework designed to help brand partners engage with diverse audiences at scale, measure performance in real time, and build long-term consumer relationships.

Drinkfinger’s physical products serve as a seamless access point to Versus’ QR system, creating immediate digital conversion and participation opportunities for beverage partners and advertisers.

Initial programs are already underway in Brazil, the US, and UK, with commercial revenue expected to begin in Q1 2026. Under this structure, revenue will be shared equally in key markets where Versus distributes Drinkfinger products, with both companies expecting meaningful contribution from high-margin recurring software and sponsorship revenue streams.

Shared Product Expansion Across Live Events, Venues, Retail, & Stadiums

Versus and Drinkfinger plan to deploy their combined engagement system across sports venues, live events, bars, music festivals, retail environments, sponsorship platforms, and hospitality properties, creating a repeatable activation framework for brand partners.

Participating consumers may:

●	Play Versus-powered instant games

●	Unlock branded prizes and rewards

●	Participate in interactive quizzes

●	Share content socially

●	Earn repeat engagement levels and points

This physical-to-digital ecosystem provides brands with new first-party audience data, insights into consumer purchasing behavior, targeted sponsor placements, and real-time campaign measurement across multiple venues and formats,

Brazil market trends

Brazil’s entertainment industry is experiencing sustained growth, driven by a young, mobile-first population, a strong culture of live events, and continued investment from global beverage and consumer brands. The country’s live entertainment sector is projected to generate more than R$140 billion in 2025, spanning sports, music festivals, concerts, and cultural events, while Brazil’s sports events market alone represents over US$15 billion in annual economic activity.

Brazilian event-goers are already highly engaged on-site, spending an average of R$120 per event on beverages, with beverages accounting for nearly two-thirds of total on-site consumer spending at major festivals and sporting events. Beverage categories, including beer, energy drinks, and non-alcoholic brands, remain among the most visible and highly recalled sponsors at live events, underscoring the value of experiential, interactive, and digitally enabled engagement strategies.

Brazil’s younger consumers, particularly Gen Z and Millennials, increasingly expect participatory brand experiences rather than passive advertising. Research indicates that more than half of Brazilian consumers say sponsorships and brand activations at sports and cultural events influence their purchasing decisions, underscoring the superior commercial effectiveness of engagement-driven platforms compared with static signage or traditional media.

By combining Versus’ interactive gaming and audience-engagement technology with Drinkfinger’s established footprint across beverage-led environments, the partnership is designed to enable brands to move beyond one-off promotions and toward measurable, repeatable, and data-driven fan engagement across Brazil’s rapidly expanding entertainment economy.

Multi-Layered Global Distribution & Revenue Model

Through this partnership:

●	Drinkfinger will integrate Versus technology into its core product offering

●	Drinkfinger’s commercial network will distribute engagement packages across beverage partners and event properties

●	Versus will distribute Drinkfinger products through regions where its commercial footprint is strong

Additionally, this collaboration creates a multi-layered business model with extremely high revenue potential and minimal dependence on third-party hardware providers. The predicted revenue streams include but are not limited to:

●	Sponsored digital campaigns and branded games

●	Licensing fees

●	Digital advertising and media packages

●	Customer data insight products

“Partnering with Drinkfinger gives Versus a new, scalable pathway into the global beverage market,” said Luis Goldner, Chief Executive Officer of Versus Systems. “By linking physical products directly to digital rewards, we can activate audiences in real-time and give brands a measurable increase in engagement, data capture, and repeat interaction. We’re excited to build this business with Drinkfinger across multiple countries and categories.”

User Experiences Shaped by Audience’s Needs

Drinkfinger is currently in the planning and design phase for several activations in the US and UK and will allow Versus to participate directly in cultivating the ultimate gamified user experience for modern audiences. These activations present a golden opportunity to integrate Versus’ technology and engagement tools at the core of beverage consumer’s user journey. Drinkfinger and Versus are currently developing the first wave of market activations for launch, within Brazil, identified as an initial strategic growth territory.

“This collaboration elevates the consumer beverage experience,” said William Ings, Founder of Drinkfinger. “We see a major opportunity to bring sponsors, brands, and fans closer together through a fun, social, and measurable engagement channel.”

About Versus Systems

Versus Systems (NASDAQ: VS) is a leading provider of gamification and audience engagement technology. Its platform enables brands, teams, and entertainment partners to create rewarding interactive experiences that transform how they connect with consumers worldwide.

For more information on Versus Systems and its engagement technologies, visit versussystems.com.

About Drinkfinger

Drinkfinger Enterprises Ltd. creates innovative beverage accessory products designed to elevate in-venue consumer experiences and connect drinks to digital entertainment. Drinkfinger products deliver a fun, sustainable, and interactive access point to branded content and fan engagement opportunities.

Forward-Looking Statements

This press release contains statements that are not historical in nature, including those containing words such as “will,” “begin,” “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or other forms or the negative of these words or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters, are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our trends and business plans contain forward-looking statements. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Examples of forward-looking statements include, but are not limited to, statements about our prospects, including our future business, revenues, expenses, net income, financial condition and results of operations, our sources and goals for future revenues and earnings, and our expectations about realizing revenues.

Such statements are necessarily subjective, are based upon our current plans, intentions, objectives, goals, strategies, beliefs, projections and expectations, and involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from any future results, performance or achievements described in or implied by such statements. Actual results may differ materially from expected results described in our forward-looking statements, including with respect to correct measurement and identification of factors affecting our business or the extent of their likely impact, the accuracy and completeness of the publicly available information with respect to the factors upon which our business strategy is based, or the success of our business.

Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of whether, or the times by which, our performance or results may be achieved. Forward-looking statements are based on information available at the time those statements are made and management’s belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements.

Investor Contact:

Cody Slach

Gateway Group, Inc.

949-574-3860

IR@versussystems.com

or

press@versussystems.com

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